SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 28, 1996

IMH ASSETS CORP. (as depositor under the Trust Agreement, dated as of August 1, 1996, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Mortgage Bonds, Series 1996-1)


                                IMH ASSETS CORP.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                    333-6637              33-0705301
         ----------                    --------              ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


20371 Irvine Avenue
SANTA ANA HEIGHTS, CALIFORNIA                                92707
- -----------------------------                                ------
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122


- --------------------------------------------------------------------------------

Item 5.           OTHER EVENTS.

FILING OF MBIA INSURANCE CORPORATION AND SUBSIDIARIES FINANCIALS AND CONSENT OF EXPERTS.

                  The consolidated financial statements of December 31, 1995 and 1994 of MBIA Insurance Corporation and Subsidiaries ("MBIA") that are included in the Prospectus Supplement have been audited by Coopers & Lybrand L.L.P. The consent of Coopers & Lybrand L.L.P. to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23.1. Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation with respect to IMH Assets Corp. Collateralized Mortgage Bonds, Series 1996-1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IMH ASSETS CORP.


                                  By: /s/  Richard Johnson
                                      ---------------------
                                  Name:    Richard Johnson
                                  Title:   Chief Financial Officer, Secretary


Dated:  August 28, 1996